BBIF Tax-Exempt Fund	BlackRock Index Funds, Inc. BlackRock International Index Fund BlackRock Small Cap Index Fund

BIF Multi-State Municipal Series Trust

BIF California Municipal Money Fund

BIF Connecticut Municipal Money Fund

BIF Massachusetts Municipal Money Fund

BIF Michigan Municipal Money Fund

BIF New Jersey Municipal Money Fund

BIF New York Municipal Money Fund

BIF Ohio Municipal Money Fund

BIF Pennsylvania Municipal Money Fund

BlackRock Large Cap Series Funds, Inc.

BlackRock Large Cap Core Fund

BlackRock Large Cap Core Plus Fund

BlackRock Large Cap Core Retirement Portfolio

BlackRock Large Cap Growth Fund

BlackRock Large Cap Growth Retirement Portfolio

BlackRock Large Cap Value Fund

BlackRock Large Cap Value Retirement Portfolio

BIF Tax-Exempt Fund	BlackRock Latin America Fund, Inc.

BlackRock Basic Value Fund, Inc.	BlackRock Mid Cap Value Opportunities Series, Inc. BlackRock Mid Cap Value Opportunities Fund

BlackRock Balanced Capital Fund, Inc.	BlackRock Multi-State Municipal Series Trust BlackRock New Jersey Municipal Bond Fund BlackRock New York Municipal Bond Fund BlackRock Pennsylvania Municipal Bond Fund

BlackRock California Municipal Series Trust BlackRock California Municipal Bond Fund	BlackRock Municipal Bond Fund, Inc. BlackRock High Yield Municipal Fund BlackRock National Municipal Fund BlackRock Short-Term Municipal Fund

BlackRock Capital Appreciation Fund, Inc.	BlackRock Municipal Series Trust BlackRock Strategic Municipal Opportunities Fund

BlackRock Emerging Markets Fund, Inc.	BlackRock Natural Resources Trust

BlackRock Equity Dividend Fund	BlackRock Pacific Fund, Inc.

BlackRock EuroFund

BlackRock Focus Growth Fund, Inc.	BlackRock Value Opportunities Fund, Inc.

BlackRock Global Allocation Fund, Inc.

BlackRock Global SmallCap Fund, Inc.	Managed Account Series Global SmallCap Portfolio Mid Cap Value Opportunities Portfolio

(each, a “Fund” and collectively, the “Funds”)

Supplement dated June 30, 2014 to the Summary Prospectus of each Fund

Effective July 1, 2014, the sub-advisory agreements between BlackRock Advisors, LLC (“BlackRock”) and BlackRock Investment Management, LLC (“BIM”) with respect to the Funds expired. BlackRock will remain as the investment adviser to each Fund and will provide investment advisory services to each Fund pursuant to the applicable investment advisory agreement currently in effect with BlackRock. To the extent a Fund has other sub-advisory arrangements in place, they will not be impacted by this change. The same portfolio management teams will continue to manage the Funds and there will be no change in the advisory fee rates payable by the Funds to BlackRock as a result of the expiration of the sub-advisory agreements.

References in each Fund’s summary prospectus to BIM currently serving as a sub-adviser to the Fund are hereby deleted. For information about the investment advisory arrangements for the Fund and BlackRock, see “Management of the Fund(s) — BlackRock” in the Fund’s prospectus.

For purposes of this supplement and where applicable, the term “Fund” may refer to the master portfolio in which a Fund invests its assets.

Shareholders should retain this Supplement for future reference.

SPRO-BIM-0614SUP